SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2007

CENTRAL VALLEY COMMUNITY BANCORP

(Exact Name of Registrant as Specified in Charter)

California	000-31977	77-0539125
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)	Identification No.)

600 Pollasky Avenue, Clovis, California		93612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (559) 298-1775

(Former Name or Former Address, if Changed Since Last Report)          Not Applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other events

On July 19, 2007, Central Valley Community Bancorp issued a press release announcing that the Board of Directors declared a $0.10 per share cash dividend for shareholders of record as of August 8, 2007, payable on August 24, 2007. A copy of the press release is attached to this Current Report and is incorporated into this report by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 Exhibits

99.1 Press release issued July 19, 2007 announcing declaration of a cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2007	CENTRAL VALLEY COMMUNITY BANCORP

/s/ Daniel J. Doyle
Daniel J. Doyle, President and Chief
Executive Officer (Principal Executive Officer)